Exhibit 99.2

Merger with Westway Group

2 Safe Harbor Statement Certain statements made in this presentation regarding the proposed merger between Shermen WSC Acquisition Corp. (the “Company” or “Shermen”) and the bulk liquid storage and liquid animal feed supplement businesses (the “Businesses”) of ED&F Man Holdings Limited (“ED&F Man”), and any other statements regarding the parties’ future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. This presentation includes certain forward-looking statements, estimates and projections with respect to the Company’s anticipated future performance. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements include statements preceded by, followed by or that include the words “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “potential,” “intend” or similar expressions. These statements include, among others, statements regarding the Company’s expected business outlook, anticipated financial and operating results, business strategy and means to implement the strategy, objectives, the likelihood of its success in building its business, financing plans, working capital needs and sources of liquidity. Forward-looking statements, estimates and projections are not guarantees of performance. These statements are based on the beliefs and assumptions of the Company’s management, which in turn are based on currently available information. These assumptions may prove to be inaccurate. Forward-looking statements, estimates and projections also involve risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement, estimate or projection. Many of these risks and uncertainties are beyond the Company’s ability to control or predict and the realization of any of them could have a material adverse effect on the Company’s business, financial condition, results of operations and liquidity. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. For the Businesses, these risks and uncertainties include, but are not limited to the Businesses’ ability to remain competitive in their respective businesses; their ability to maintain their relationships with customers and suppliers; their ability to remain competitive with respect to both their services and prices; their ability to purchase raw materials on favorable terms; their ability to successfully expand their storage capacity; their ability to service their debt and to raise capital if necessary; the ability to retain management and key personnel, and others. For Shermen, factors include, but are not limited to: the successful combination of the Company with the Businesses, the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals and to successfully close the transaction. Additional information on these and other factors that may cause actual results and Shermen’s performance to differ materially is included in Shermen’s periodic reports filed with the Securities and Exchange Commission (“SEC”), including but not limited to the Company’s Form 10-K for the year ended December 31, 2007 and subsequent Form 10-Q. Copies may be obtained by contacting the Company or the SEC. Shermen cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstance on which any such statement is based, except as required by law. Shermen intends to file with the SEC a preliminary proxy statement in connection with the proposed transactions and to mail a definitive proxy statement and other relevant documents to Shermen stockholders. Stockholders of the Company and other interested persons are advised to read, when available, the Company’s preliminary proxy statement, and amendments thereto, and definitive proxy statement in connection with Shermen’s solicitation of proxies for the special meeting to be held to approve the transactions because these proxy statements will contain important information about the Businesses, the Company and the proposed transactions. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the acquisition. Stockholders will also be able to obtain a copy of the preliminary and definitive proxy statements, without charge, once available, at the SEC’s Internet site at www.sec.gov or by directing a request to: Shermen WSC Acquisition Corp., c/o The Shermen Group, 230 Park Avenue, Suite 1000, New York, NY 10169, telephone (212) 300-0020. Shermen and its directors and officers may be deemed participants in the solicitation of proxies from Shermen’s stockholders. A list of the names of those directors and officers and descriptions of their interests in the Company is contained in its prospectus dated May 24, 2007, which is filed with the SEC, and will also be contained in Shermen’s proxy statement when it becomes available. Shermen’s stockholders may obtain additional information about the interests of Shermen’s directors and officers in the transactions by reading its proxy statement when it becomes available.

EBITDA is defined as income from operations before gains or (losses) on the disposal of assets, plant & equipment, depreciation and amortization, interest and taxation. Adjusted EBITDA is based upon the carve-out financial statements derived from the historical financial statements of the Businesses. Adjusted EBITDA for the twelve-month period through July 31, 2008 is adjusted from EBITDA to (i) add back $921,000 in expenses incurred as part of the closing of a bulk liquid storage facility and (ii) remove approximately $600,000 in foreign currency translation gains. Adjusted EBITDA does not include certain pro forma effects of the transaction. Adjusted EBITDA is presented because it is an important supplemental measure of performance and it is frequently used by securities analysts, investors and other interested parties in the evaluation of businesses. Other companies may calculate EBITDA or Adjusted EBITDA differently. EBITDA and Adjusted EBITDA are not measurements of financial performance under generally accepted accounting principles and should not be considered as alternatives to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of operating performance or any other measures of performance derived in accordance with generally accepted accounting principles. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and taxes, and are not adjusted for capital expenditures or other recurring cash requirements of the business, it should not be considered as a measure of discretionary cash available to invest in the growth of the business. 3 Information about EBITDA and Adjusted EBITDA

4 Executive Summary On November 25, 2008, Shermen WSC Acquisition Corp. (“Shermen”) signed a definitive agreement to merge with ED&F Man Holdings Limited’s (“ED&F Man”) Bulk Liquid Storage and Liquid Animal Feed Supplement Businesses (“Westway Group”) This transaction is consistent with our objectives to acquire a business that is exposed to and can take advantage of the global growth of agriculture Westway Group becomes an independent global provider of bulk liquid storage services and liquid animal feed supplements, with leading positions in key markets . LTM (07/31/08) Revenue and Adjusted EBITDA of $345.6 million and $45.9 million, respectively Combination provides significant capital resources to develop customer-driven, value-enhancing growth projects in its existing businesses ED&F Man to become largest shareholder and key strategic partner upon completion of the transaction A one-time special dividend of $1.00 per share will be paid to public shareholders (ED&F Man and Shermen WSC Holdings LLC (the “Sponsor”) will not participate) Transaction consideration(1) of $268.1 million paid to ED&F Man in a combination of cash and stock Pro forma enterprise value(1) of $294.1 million, or 6.4x LTM EBITDA 69.1% of Sponsor shares subject to modification to enhance value for public shareholders Shermen to be renamed the Westway Group, Inc. (the “Company”) and will be headquartered in New Orleans, LA (1) Based on a common share trading value of $6.03 in trust value (as of November 10, 2008) per share less $1.00 special dividend per share to be paid only to public shareholders shortly after closing (Sponsor and ED&F Man will not participate)

5 Management of Westway Group Executive Officer Experience Peter Harding Chief Executive Officer Currently Managing Director of the division of ED&F Man that includes Westway Group 35 years of experience in agricultural commodities Wayne Driggers President of Bulk Liquid Storage Business Currently manages the Bulk Liquid Storage Business 31 years of experience in bulk liquid storage and transportation industries Bryan Shoemaker President of Liquid Animal Feed Supplement Business Currently manages the Liquid Animal Feed Supplement Business 29 years of experience in the animal feed industry Francis Jenkins, Jr., Shermen’s current Chairman and CEO, will become Chairman of the Board of Westway Group, Inc. Ken Moshenek, Shermen’s current President and a director of the company, will be a director of Westway Group, Inc.

6 Overview of Westway Group Westway Group is a global provider of bulk liquid storage services and liquid animal feed supplements Headquartered in New Orleans, LA Bulk Liquid Storage . Premier provider of bulk liquid storage and related services in North America, Europe and Asia Liquid Animal Feed Supplements . Largest liquid animal feed manufacturer in North America Strong financial performance with significant organic growth opportunities Adjusted EBITDA LTM EBITDA by Segment $28.6 $37.6 $45.9 $0 $10 $20 $30 $40 $50 2006 2007 LTM Note: LTM as of 07/31/08 Fiscal y ear ended 10/31 Liquid Animal Feed Supplements 26% Bulk Liquid Storage 74% ($ in millions)

Bulk Liquid Storage Business



- Leading global provider of storage services to manufacturers and consumers of agricultural and industrial liquids
  - 24 terminal locations
  - Current storage capacity of 284 million gallons
- Offers broad range of services relating to receipt, storage and handling of bulk liquids
- Attractive portfolio of blue-chip, global customers
  - Focus on long-term, strategic relationships
- Significant potential for future growth through:
  - Existing facility expansions
  - New site openings
  - Acquisitions

Total Storage Capacity (1,2)

(mm gallons)


30% Growth
284
370
2008A
2011E

Tank Capacity by Product(1)


Asphalt
Chemicals
Petros/ PetroChem/ Wax/ PetOil
Vegetable Oil/ Tallow/ Grease
Esters
Lignin/ Calcium/ Fertilizers
Caustics
Molasses/ Feed Products

(1) 2008A tank capacity as of 10/31/08
(2) 2011E tank capacity excludes acquisitions

7

8 Liquid Animal Feed Supplement Business Largest liquid animal feed supplement manufacturer in North America with 1.7 million tons of annual production Products supplied to ranchers and feed manufacturers primarily in the beef and dairy livestock industries Operates 30 strategically located facilities, capable of supplying the U.S., Canada and Northern Mexico Champion Liquid Feed Company – 50 / 50 Joint Venture with Ridley Agri-Products in Australia Proprietary manufacturing processes can be custom tailored to meet specific nutritional guidelines or changing market conditions Consistent investment in R&D to maintain technological leadership  Creates barriers to entry  Enables product extensions / growth Products / Brands

9 Transaction Benefits to Westway Group Independence will allow Westway Group to pursue strategic alternatives that optimize returns for its shareholders Significant capital resources will enable Westway Group to develop customer-driven, value-enhancing growth projects in its existing businesses Knowledge and resources of Shermen will provide Westway Group the opportunity to explore expansion into complementary businesses Strong on-going strategic relationship with ED&F Man will provide continued support for Westway Group’s existing businesses and create future growth opportunities

Sugar Global provider of raw and white sugar with operations in 40+ countries Involved in every aspect of the sugar trade from refining to retail packaging, sales and marketing Leader in the sourcing, processing and marketing of Arabica and Robusta coffees Operations in 16 of the top 20 global coffee regions Largest global trader and distributor of cane and beet molasses Other liquid products include whey, corn soluables, citrus molasses, glycerine, tallow and fish oil Feedstock supplier to the biodiesel industry and trader in biodiesel and associated by-products Major international processor and distributor of ethanol Biofuels Coffee Molasses and Liquid Products Tropical Oils and Rubber Leading trader and distributor of tropical oils, natural rubber and latex Shipping Significant trader in the handymax-supramax dry cargo shipping market 3rd party and in-house ship brokerage activities ED&F Man Overview Leading Global Supplier of Commodity Products to Multinational and International Consumers Established in 1783; 4,500 employees in 60+ countries Fiscal year 2007 revenues of over $8 bn and total assets of over $2.9 bn 10

11 Future Relationship with ED&F Man ED&F Man and Westway Group to enter into key strategic agreements  Westway Group to become ED&F Man’s preferred supplier of bulk liquid storage services globally  ED&F Man to become Westway Group’s exclusive supplier of offshore cane molasses for its liquid animal feed supplement business ED&F Man and Westway Group management to continue to work together to identify mutually beneficial growth opportunities  New products  Expansion to new geographies ED&F Man will initially be entitled to elect 3 of 7 members of the Company’s Board of Directors

12 Transaction Summary Overview On November 25, 2008, Shermen signed a definitive agreement to merge with Westway Group Transaction consideration of $268.1 million in combination of cash and stock A one-time special dividend of $1.00 per share will be paid to public shareholders at close or soon thereafter  ED&F Man and Sponsor will not participate $15.0 million of cash is allocated for opportunistic, open-market purchase of warrants after close Transaction expected to close in the first half of 2009 Anticipated Nasdaq or NYSE Alternext U.S. listing

13 (1) Assumes no conversion of Shermen shareholders (2) Common share and Series A Convertible Preferred Share value assumed to be $6.03 based on the trust value (as of November 10, 2008) per share less $1.00 special dividend per share to be paid only to public shareholders shortly after closing (3) Present value of preferred dividend, assuming $0.0344 per share quarterly dividend for 7 years, discounted at 8% Detailed Consideration to ED&F Man Value of Consideration to ED&F Man Value of Consideration to ED&F Man (1) Common Shares to ED&F Man ED&F Man common share ownership will not exceed 49.5% Number of common shares will be decreased, with a corresponding increase in the number of Series A Convertible Preferred Shares, if at closing ED&F Man would own more than 49.5% of the Company’s common shares Series A Convertible Preferred Shares To pay a $0.0344 quarterly dividend per share for 7 years Convertible on a 1:1 basis into common shares Shares will not be convertible if ED&F Man’s pro forma common share ownership would exceed 49.5% Consideration to ED&F Shares Total Value Cash to ED&F $103.0 Common Shares (2) 24.3 122.3 Series A Convertible Preferred Shares (2) 7.4 37.3 Present Value of Dividend on Series A (3) 5.5 Total $268.1 (figures in millions)

14 Note: Assumes no conversion of Shermen shareholders (1) ED&F Man’s shares have limitations on the time before which shares can be released. An aggregate of no more than one-third of the escrowed shares can be released before November 1, 2009; an aggregate of no more than two-thirds of the escrowed shares can be released before November 1, 2010; the remaining escrowed shares cannot be released before November 1, 2011, irrespective of the date on which the applicable EBITDA or share price target is achieved (2) Escrowed shares are not subject to time limits for meeting indicated thresholds Additional Transaction Considerations Modifications to Sponsor Shares 69.1% of Sponsor shares subject to modification to enhance value for public shareholders Sponsor will exchange 1 million common shares for 1 million warrants with a $5.00 exercise price with the identical rights of the Sponsor’s existing warrants 2.875 million of Sponsor’s remaining common shares will be held in escrow and are subject to performance thresholds Remaining unmodified Sponsor shares will be locked-up for 6 months post-close Shares Subject to Performance Thresholds 12.2 million Series A Convertible Preferred Shares issued to ED&F Man(1) 2.875 million of Sponsor common shares Released in up to 3 increments subject to earnings (EBITDA) or stock price thresholds(2) EBITDA targets are set at $52.0 million, $57.0 million and $62.0 million for any trailing twelve month period for each increment . Share price targets are set at $6.50, $7.00 and $7.50. The closing price must exceed the target on five trading days out of a seven consecutive trading day period

15 Pro Forma Enterprise Valuation Pro Forma Enterprise Valuation(1) (1) Share value assumed to be $6.03 based on the trust value (as of November 10, 2008) per share less $1.00 special dividend per share to be paid only to public shareholders shortly after closing (2) Assumes no conversion of Shermen shareholders (3) Present value of preferred dividend, assuming $0.0344 per share quarterly dividend for 7 years, discounted at 8% (4) Prior to warrant repurchase (figures in millions) Existing Shermen Investors Public Common Shares (2) 23.0 Sponsor Common Shares 1.8 Warrants 0.3 Sponsor Series A Convertible Preferred Shares 0.06 ED&F Man Common Shares Issued to ED&F Man (2) 24.3 Series A Preferred Shares (2) 7.4 Total Share Equivalents 56.9 Pro Forma Fully Diluted Equity Value $286.2 Plus: Present Value of Dividend on Series A (3) $5.5 Plus: Net Debt (4) 2.4 Pro Forma Enterprise Value $294.1 LTM EBITDA 45.9 Enterprise Value / LTM EBITDA 6.4x